The Dial Corporation Prudential Securities "Back-to-School" Consumer Conference September 5, 2002

The Dial Corporation This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on management's beliefs, as well as on assumptions made by and information currently available to management and involve various risks and uncertainties, certain of which are beyond the Company's control. The Company's actual results could differ materially from those expressed in any forward looking statements made on behalf of the Company. Safe Harbor

Dial Today Market Size Unit Share of Market Brand Position $ 2.2 B 19.4% #1 Brand #1 Deodorant Bar Soap #2 Liquid Soap $ 4.9 B 12.9% #1 Value Brand $ 1.3 B 22.1% #1 Item Air Freshener (Adjustables) $ 1.3 B 19.6% #1 Vienna Sausage brand - the flagship product Dial Purex Renuzit Armour Note: 52-week volume market shares, period ended July 13, 2002, per A.C. Nielsen

For the past seven quarters have met or exceeded street estimates even after raising earnings estimates twice in 2001 and three times in 2002. Earnings per share-35% CAGR, assuming street consensus of $1.19 in 2002. Market share up in 3 of 4 core businesses. Gross margin up over 400 basis points / operating margin up over 300 basis points. Results Since August 2000 I. Rehabilitated The Base Business

II. Divested Underperforming Businesses SPC divested. Dial/Henkel joint venture terminated. Sold assets in Mexico and retained a licensing fee. Evaluating strategic alternatives for Argentina business. Results Since August 2000

Net debt (total debt less cash) cut in half in two years - from $637MM at June 30, 2000, to $318MM at June 29, 2002. Accumulated cash of $127MM at June 30, 2002. Dial's market capitalization during this same period grew more than $700MM. Results Since August 2000 III. Secured Liquidity and Provided Financial Flexibility

Interest has been expressed in the Company - pieces and whole. Current environment not conducive to an appropriate valuation. Still believe selling the Company at the right price is best for shareholders. Going Forward

Will stay focused on growing core businesses. Will continue to evaluate capital allocation options. Going Forward Will continue to operate the Company to deliver consistent returns and optimal shareholder value.

Grow Core Business Near term strategy is to grow core business revenues at meaningful levels. Base Dial and Purex businesses strong - will lead short- term growth. Refreshment strategy will focus on new fragrances and more impactful packaging. Aggressive internal development of innovative, differentiated new products. Concentration on air freshener and personal cleansing innovation in 2002. First air freshener innovation's effort introduced last month.

Innovation Drives Future Growth Quick-to-market is Dial's competitive edge . . . with different from / better than competitive products. Concentrate on doing 1 or 2 new products well on an annualized basis.

Personal Cleansing

Personal Cleansing Everyone's Favorite Foaming Hand Wash New bottle introduced in June 2002 Strong acceptance - sales up double digits Now the #3 pump in the entire liquid hand soap segment Dial Complete

Personal Cleansing Liquid Dial With Vitamin E Moisture Beads Strongest Personal Care concept ever tested Superior shelf impression and in- home performance to competitive products Innovation Second Half 2002 New Products

Liquid Dial Vitamins BodyWash Unique, pearlized appearance delivers Dial's strongest shelf impression in BodyWash Consumer preferred skin feel and fragrance Innovation Personal Cleansing Second Half 2002 New Products

Liquid Dial Natural Decor Fresh, on-trend fragrances, decorative packaging, and Dial's trusted antibacterial protection Leverages the market proven positionings of Dial BodyWash Personal Cleansing Second Half 2002 New Products

Coast Max with Aloe Unique, foil package delivers superior shelf impact Consumer preferred fragrance and formula First advertising on Coast since 1996 Personal Cleansing Second Half 2002 New Products

Laundry Care Purex Dry Bleach Trend Borateem Boraxo Sta-Flo Zout Gentle Soft Sta-Puf Baby Soft Purex Tabs Purex TMT Fels Naptha

Laundry Care Fast Facts Purex is the #2 overall detergent brand; 2 share points ahead of #3 Purex has improved its operating margin in the past 12 months by more than 400 bps Purex Mountain Breeze is nearly a 5 share brand Zout is the fastest growing soil and stain remover brand TMT grew 8% last year, after years of flat sales

2002 Initiatives Purex Restaged Improved cleaning performance of ultra powders and liquids Improved packaging New benefit statement Laundry Care

2002 Initiatives Purex Tabs #1 velocity tab at Wal-Mart However, still a small business Laundry Care

New Zout Foam - Year-End Fast-acting, effervescent action works on contact Exclusive foam technology quickly penetrates stains to remove tough stains easily Contains twice the cleaning ingredients of other brands with a dual enzyme formula Unique 14 oz. Bottle Rated by consumers as "easy to dispense," "is comfortable to hold" Laundry Care

Foods

Maintain strong market position Execute proven trade and merchandising strategies Growth through core item expanded distribution in growth channels (dollar stores) in key markets Foods Key 2002 Strategies

Air Fresheners

Air Fresheners Adjustables are America's #1 selling air freshener 85 million units sold 14MM more than total SCJ aerosol business More units than combined scented oil segment Renuzit Adjustables

Renuzit High Impact Scented Oil Mirrors performance of an electric scented oil, but no plug required Lasts 60 days High impact fragrance delivery Small and attractive enough to be placed anywhere Ideal for bathrooms with limited electrical outlets Distinctive translucent clamshell package Premium pricing for premium performance NEW!

Renuzit Super Odor Neutralizer High performance - strength and longevity of fragrance Consumer friendly fragrance delivery Odor neutralization - elimination of tough malodors in the air and on fabrics Premium pricing for new consumer benefits The New Way to Freshen

Assuming The Dial Corporation's independence, acquisitions will be a strategic consideration. Going Forward

Acquisition Criteria Strengthen current businesses and/or expansion into new categories Strong preference for brands rather than companies Bigger rather than smaller Domestic FDM distribution - strengthening Dial's relevance to the trade Leverage current management infrastructure Opportunity to apply "Dial formula" Reinvigorate orphan or poorly managed brands

Acquisition Criteria Financially disciplined approach Strong willingness to walk away Pay the right price CFROIC accretive No significant dilution Accretive margins Financial Criteria:

Financial Review

Financial Objectives Unit Sales Growth of 2-3% Net Income Growth of at least 10% CFROIC in excess of 20% Cash Flow from Operations 10+% of Net Sales V E R C

First Half 2002 Performance Operations ($ millions) (2) (1) Excludes special items. (2) Includes $0.04 upward adjustment for the change in goodwill amortization. (1) (1)

Balance Sheet ($ millions) Balance Sheet Improvement *Excludes value of Interest Rate Swap

Financial Guidance 2002 Balance Sheet Increase cash by approximately $140MM Maintain strong inventory and accounts receivable performance measures Cash Flow Cash flow from operations - approximately $165MM - $175MM Capital expenditures - $40MM EPS Operating margins improve 175 - 200 basis points Expect EPS of $1.19

Capital Allocation Strategies Should no acquisition targets emerge that meet our criteria, we will move towards a mix of: Debt reduction Opportunistic share repurchase Incremental reinvestment in the base business Our capital allocation strategy, as well as measured results, will be regularly communicated to investors

Share Repurchase / Debt Reduction Mix of repurchasing shares and reducing debt Mix will be dynamic depending on circumstances Balance return of cash to our shareholders with maintaining financial flexibility Maintaining our investment grade status is important Available Excess Cash Timing: Approximately one year out.

Dial Argentina Unstable economy Currency devaluation charges to equity and goodwill impairment charge have reduced our investment in Argentina to approximately $26MM These charges are "non-cash" Argentina sales in 2001 represent 8% of total company sales and were approximately 4% of total sales in the first half of 2002 Argentina lost $0.03 per share in 2001 and earned $0.02 per share in the first half of 2002 Currently reviewing options, including the possible sale of Argentina

Summary

Must stay focused on core businesses Need to be relentlessly competitive in running the businesses Must deliver sales and operating earnings targets Superior marketing refreshment behind our strong consumer brands is essential For example, over 80% of the Dial business will be either new or refreshed over the next three years Must introduce innovative, differentiated new products Examples include Renuzit High-Impact Scented Oil and Super Odor Neutralizer Summary

Among capital allocation options, acquisitions will be the strategic priority Should no targets emerge that meet our criteria, we will move towards a mix of: Debt reduction Opportunistic share repurchase Incremental reinvestment in the base business Still believe selling the Company at the right price is best for shareholders Summary